Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,284,102.60
Previously Paid Amount	0.00
Total Fee Amount	177.33
Total Offset Amount	0.00
Net Fee	$ 177.33